EQ Advisors TrustSM

Supplement dated May 1, 2005 to the

Prospectus dated May 1, 2005

This Supplement updates certain information contained in the above-dated Prospectus. Unless indicated otherwise, this Supplement does not supercede the Prospectus dated May 1, 2005 or any prior supplements. The purpose of this Supplement is to provide you with information regarding a change in the investment strategy of the EQ/Enterprise Managed Portfolio that will take place on or about September 9, 2005. On or about that date, the Portfolio will convert from a fund that invests directly in a combination of equity and debt securities to a “fund of funds” that will invest exclusively in a combination of other funds selected and managed by AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”). Upon conversion to the new investment strategy, the EQ/Enterprise Managed Portfolio will be renamed the EQ/Enterprise Moderate Allocation Portfolio (the “Portfolio”). This Supplement contains information about the investment strategy, the name change and additional information that you should know before investing. Please read this Supplement carefully before investing and keep it for future reference.

Effective on the date of the investment strategy change, all references throughout the Prospectus to the EQ/Enterprise Managed Portfolio will be changed to EQ/Enterprise Moderate Allocation Portfolio. In addition, the following will replace all information under the heading “About the investment policies – Balanced/Hybrid Portfolios – EQ/Enterprise Managed Portfolio.”

EQ/ENTERPRISE MODERATE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation and current income.

THE INVESTMENT STRATEGY

The Portfolio pursues its investment objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable. AXA Equitable, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in Underlying Portfolios that emphasize investments in either equity securities or fixed income securities (referred to herein as “asset classes”). The Portfolio’s current asset allocation target is to invest approximately 52.5% of its assets in Underlying Portfolios that emphasize equity investments and 47.5% that emphasize fixed income investments. This asset allocation target may be changed by the Trust’s Board of Trustees without shareholder approval.

Subject to the asset allocation target set forth above, AXA Equitable also has established target investment percentages for each asset category in which the Portfolio invests. As used in this Supplement, the term “asset category” refers to specific types of securities within each asset class (e.g., large cap equity securities, small/mid cap equity securities, investment grade bonds and high yield bonds). Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in Underlying Portfolios that emphasize investments in a particular asset category. Under the Portfolio’s current target investment percentages, it generally will invest its assets in Underlying Portfolios within the following asset categories in the approximate percentages shown in the table below. AXA Equitable may change these targets from time to time. Actual allocations can deviate from the amounts shown below by up to 15% for each asset category.

Large Cap Equity Securities	32.5%
Small/Mid Cap Equity Securities	20%
Investment Grade Bonds	37.5%
High Yield Bonds	10%

The Manager selects the Underlying Portfolios in which to invest the Portfolio’s assets. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio’s investment objective. The following is a list of the Underlying Portfolios, divided by asset category, in which the Portfolio may invest. Additional information regarding the Underlying Portfolios is included in the prospectus for those portfolios dated May 1, 2005. The Portfolio will purchase Class A or Class IA shares of the Underlying Portfolios, as applicable, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

IA Supplement (24831)

Large Cap Equities	Small/Mid Cap Equities

AXA Premier VIP Aggressive Equity

AXA Premier VIP Large Cap Core Equity

AXA Premier VIP Large Cap Growth

AXA Premier VIP Large Cap Value

EQ/Alliance Common Stock

EQ/Alliance Growth and Income

EQ/Alliance Large Cap Growth*

EQ/Bernstein Diversified Value

EQ/Capital Guardian Growth

EQ/Capital Guardian Research

EQ/Capital Guardian U.S. Equity

EQ/Enterprise Capital Appreciation

EQ/Enterprise Deep Value

EQ/Enterprise Equity Income

EQ/Enterprise Global Socially Responsive

EQ/Enterprise Multi-Cap Growth

EQ/Evergreen Omega

EQ/Janus Large Cap Value

EQ/J.P. Morgan Value Opportunities

EQ/Marsico Focus

EQ/Mercury Basic Value Equity

EQ/Mergers and Acquisitions*

EQ/MFS Emerging Growth Companies

EQ/MFS Investors Trust

EQ/Montag & Caldwell Growth*

EQ/MONY Diversified

EQ/MONY Equity Growth

EQ/MONY Equity Income

EQ/TCW Equity*

EQ/UBS Growth and Income*

AXA Premier VIP Small/Mid Cap Growth

AXA Premier VIP Small/Mid Cap Value

EQ/Alliance Small Cap Growth

EQ/FI Mid Cap

EQ/FI Small/Mid Cap Value

EQ/Lazard Small Cap Value

EQ/Bear Stearns Small Company Growth*

EQ/Small Company Value

Investment Grade Bond	High Yield Bond

AXA Premier VIP Core Bond

EQ/Alliance Intermediate Government Securities

EQ/Alliance Quality Bond

EQ/J.P. Morgan Core Bond

EQ/Government Securities*

EQ/Intermediate Term Bond Portfolio*

EQ/Long Term Bond Portfolio*

EQ/Short Duration Bond Portfolio*

EQ/PIMCO Real Return Portfolio*

AXA Premier VIP High Yield EQ/Caywood-Scholl High-Yield Bond*

*Reflects	the name of the Underlying Portfolio effective May 9, 2005.

The Manager determines the asset allocation targets for each asset class and the target investment percentages for each asset category and each Underlying Portfolio in which the Portfolio invests based on its proprietary investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. AXA Equitable has hired a third party to assist it in modifying the asset allocation targets and target investment percentages.

The Portfolio may deviate temporarily from its asset allocation targets and target investment percentages for defensive purposes. In addition, the Portfolio may deviate from its asset allocation targets and target investment percentages as a result of appreciation or depreciation of the shares of the Underlying Portfolios in which it invests. The Portfolio has adopted certain policies to reduce the likelihood of such an occurrence. First, AXA Equitable will rebalance the Portfolio’s holdings on at least a quarterly basis. Rebalancing is the process of bringing the asset allocation of the Portfolio back into alignment with its target allocations. Second, AXA Equitable will not allocate any new investment dollars to any Underlying Portfolio in an asset class or category whose maximum percentage has been exceeded. Third, AXA Equitable will allocate new investment dollars on a priority basis to Underlying Portfolios in any asset class or category whose minimum percentage has not been achieved.

The Portfolio also may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

Please note that the Underlying Portfolios may already be available directly as an investment option in your variable annuity contract or variable life policy and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of the Portfolio instead of in the Portfolio itself. However, not all of the Underlying Portfolios of the Portfolio may be available as an investment option in your variable annuity contract or variable life insurance policy. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by AXA Equitable.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the Portfolio are:

•	Risks Associated with Underlying Portfolios: Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the Portfolio will be subject to the risks of investing in equity securities, including investment style risk, issuer-specific risk, small- and mid-capitalization risk, equity risk and portfolio management risk. To the extent the Portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the Portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, interest rate risk, issuer-specific risk, liquidity risk, mortgage-backed and asset-backed securities risk, derivatives risk, lower-rated securities risk and portfolio management risk. Each Underlying Portfolio’s principal risks are described in more detail in the Underlying Portfolio’s prospectus. For additional information, please see “More About Investment Strategies and Risks” in the Prospectus.

•	Management Risk: The risk that AXA Equitable’s selection of the Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Underlying Portfolios, may not produce the desired results.

•	Market Risk: The Underlying Portfolios’ share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

More information about the risks of an investment in the Portfolio is provided in “More About Investment Strategies and Risks” in the Prospectus.

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2004 and compares the Portfolio’s performance to the returns of a broad-based index.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (Enterprise Managed Portfolio, a series of the Enterprise Accumulation Trust). For these purposes, the Portfolio is considered to be the successor to the Enterprise Managed Portfolio whose inception date is August 1, 1988, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on July 9, 2004) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Past performance is not an indication of future performance. This may be particularly true for this Portfolio after the investment strategy change discussed in this Supplement takes effect because the Portfolio and its predecessor historically have had a different investment objective and have invested directly in equity and debt securities, while following the investment strategy change, the Portfolio will invest substantially all of its assets in other mutual funds that emphasize either equity or debt investments. If the Portfolio and its predecessor had historically invested substantially all of their assets in other mutual funds instead of investing directly in equity and debt securities, the performance of the Portfolio and its predecessor may have been different.

Calendar Year Annual Total Return**

Best quarter (% and time period)	Worst quarter (% and time period)
14.64% (1995 2nd Quarter)	–16.42% (2001 3rd Quarter)

Average Annual Total Returns**
	One Year	Five Years	Ten Years
EQ/Enterprise Moderate Allocation Portfolio — Class IB Shares	8.57%	–1.39%	9.52%
65% S&P 500 Index/30% Lehman Aggregate Bond/5% 3-Month T-Bill*,†	8.47%	1.23%	10.68%
S&P 500 Index*	10.88%	–2.30%	12.07%

*    For more information on this index, see the following section “More Information on Principal Risks and Benchmarks” in the Prospectus.

**   Performance information shown is the performance of the Portfolio’s Class IB shares which are subject to 12b-1 fees. Class IA shares are not subject to any 12b-1 fees.

†   AXA Equitable believes this newly selected index reflects more closely the sectors in which the Portfolio invests.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, re-invest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses** (expenses that are deducted from Portfolio assets, as a percentage of average daily net assets)
EQ/Enterprise Moderate Allocation Portfolio	Class IA Shares
Management Fee	0.10%
Distribution and/or Service Fees (12b-1 fees)*	0.00%
Other Expenses	0.18%
Total Annual Portfolio Operating Expenses	0.28%
Less Fee Waiver/Expense Reimbursement***	0.18%
Net Total Annual Portfolio Operating Expenses	0.10%

*   The Portfolio’s Class IA shares are not subject to any distribution and/or service (12b-1) fees.

**   The Portfolio invests in shares of Underlying Portfolios. Therefore, the Portfolio will, in addition to its own expenses such as management fees, bear its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of the Portfolio will be reduced by each Underlying Portfolio’s expenses. As of the date of this Supplement, the range of expenses (as a percentage of average net assets) expected to be incurred indirectly in connection with the Portfolio’s investments in Underlying Portfolios is  0.80% to 1.05%. Thus, the net expense ratio of the Class IA shares of the Portfolio, including the Portfolio’s direct and indirect expenses, is currently expected to range from 0.90% to 1.15% after taking into account the fee waiver and expense reimbursement arrangement described above. Absent this arrangement, the total expense ratio of the Class IA shares of the Portfolio would range from 1.08% to 1.33%. This information is based on a weighted-average range of the expense ratios since the average assets of the Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of the Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. An investor could realize lower overall expenses by allocating investments directly to the Underlying Portfolios.

***    Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2006 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers within three years of such payments and waivers under certain conditions. For more information on the Expense Limitation Agreement, see “Who Manages the Portfolio — Expense Limitation Agreement.”

Example

This Example is intended to help you compare the direct and indirect costs of investing in the Portfolio with the cost of investing in other investment options. It does not show certain indirect costs of investing, including the costs of the Underlying Portfolios.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the expense limitation arrangement currently in place is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses or the fees and expenses of the Underlying Portfolios. If such fees and expenses were reflected, the total expenses would be substantially higher. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares
1 Year	$18
3 Years	$80
5 Years	$147
10 Years	$346

WHO MANAGES THE PORTFOLIO

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, manages the Portfolio. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As Manager, AXA Equitable is responsible for the general management and administration of the Trust and the Portfolio. In addition to its managerial responsibilities, AXA Equitable also is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for the Portfolio, AXA Equitable will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolio based on AXA Equitable’s proprietary investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. AXA Equitable also will periodically rebalance the Portfolio’s holdings to bring the asset allocation of the Portfolio back into alignment with its asset allocation range. AXA Equitable has hired an independent consultant to provide research and consulting services with respect to the Underlying Portfolios, which may assist it with the selection of Underlying Portfolios for inclusion in the Portfolio.

A committee of AXA FMG investment personnel will manage the Portfolio. The committee is comprised of the following individuals who will be responsible for the day-to-day management of the Portfolio.

Members of AXA FMG Committee	Business Experience
Kenneth T. Kozlowski	Mr. Kozlowski has served as Vice President of AXA Financial from February 2001 to present. From October 1999 to February 2001, he served as Assistant Vice President, AXA Financial. He will have joint day-to-day portfolio management responsibilities for the Portfolio with Mr. Beitler.

Kenneth B. Beitler	Mr. Beitler has served as Vice President of AXA Financial from February 2003 to present. From February 2002 to February 2003, he served as Assistant Vice President of AXA Financial and from May 1999 to February 2002 as Senior Investment Analyst of AXA Financial. He will have joint day-to-day portfolio management responsibilities for the Portfolio with Mr. Kozlowski.

Information about each committee member’s compensation, other accounts they manage and their ownership of securities in the Portfolio is available in the Trust’s Statement of Additional Information.

The following sentence will be added to footnote * in the table “Management Fees Paid by the Portfolios in 2004,” which appears under the heading “Management of the Trust—Management Fees.”

Effective on the date of the investment strategy change for the EQ/Enterprise Managed Portfolio, the Portfolio’s contractual management fee rate will be reduced to an annual rate of 0.10% of the Portfolio’s average daily net assets.

The last sentence in the second paragraph following the table “Contractual Fee Under Management Agreement,” which appears under the heading “Management of the Trust—Management Fees,” will be replaced in its entirety with the following:

For administrative services, in addition to the management fee, each Portfolio pays AXA Equitable a fee at an annual rate of 0.04% of the first $3 billion of total Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.0225% of the total Trust average daily net assets in excess of $10 billion, plus $30,000 for each Portfolio and an additional $30,000 for each portion of the Portfolio, except that the EQ/Enterprise Moderate Allocation Portfolio will pay AXA Equitable an administrative fee at an annual rate of 0.15% of that Portfolio’s total average daily net assets plus $35,000.

The table “Expense Limitation Provisions,” which appears under the heading “Management of the Trust—Expense Limitation Agreement,” will be modified with respect to the EQ/Enterprise Managed Portfolio as follows:

Portfolio	Total Expenses Limited to (% of daily net assets)
EQ/Enterprise Moderate Allocation Portfolio†	0.10%

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